PREPAID EXPENSES AND OTHER CURRENT ASSETS - Schudule of Prepaid Expenses And Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Security deposits	¥ 414,400		¥ 0
Advances	16,452		19,414
Others	41,978		42,841
Prepaid expenses and other current assets	¥ 472,830	$ 68,554	¥ 62,255